Rule 497(d)

                                     FT 481


              Supplement to the Prospectus dated December 29, 2000
                           as amended January 2, 2001

     Notwithstanding anything to the contrary in the Prospectus, all shares of Enron Corp. ("ENE") have been removed from The S&P Target 10 Portfolio, January 2001 Series and Total Target Portfolio, January 2001 Series for certain of the reasons enumerated in the section entitled "Removing Securities from a Trust" in the Prospectus.

     Notwithstanding anything to the contrary in the Prospectus, companies which, based on publicly available information as of two business days prior to Initial Date of Deposit set forth in the Prospectus, are the subject of an announced business combination which we expect will happen within six months of the Initial Date of Deposit have been excluded from the universe of securities from which each Trust's securities are selected.

     Fee Accounts Unit holders tendering at least 1,000 Units for redemption, or such other amount as required by your broker/dealer, may elect to receive an In-Kind Distribution of Securities at redemption, provided such tendered Units have been held for at least one month.


December 5, 2001